MERRILL LYNCH
FLORIDA MUNICIPAL
BOND FUND



[FUND LOGO]
STRATEGIC
         Performance



Semi-Annual Report

January 31, 1998



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Florida
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                             #16031 -- 1/98



[RECYCLE LOGO]
Printed on post-consumer recycled paper



Merrill Lynch Florida Municipal Bond Fund            January 31, 1998

TO OUR SHAREHOLDERS

The Municipal Market Environment
During the six months ended January 31, 1998, long-term bond yields declined to recent historic lows. Prior to late October, the ongoing positive combination of moderate economic growth and low inflation had allowed interest rates to gradually move lower. During the last three months, however, the decline in interest rates was driven more by the continued turmoil in Asian equity markets than by fundamental concerns. A significant "flight to quality" has benefited the US Treasury bond market, particularly longer-maturity US Treasury bonds, as foreign investors have sought safe haven in the relative stability of US financial markets. Over the six months ended January 31, 1998, US Treasury bond yields declined approximately 50 basis points (0.50%) to 5.81%.

Without the ability to benefit from the tax advantage inherent in municipal bonds, foreign investors have not participated in the tax-exempt market. Consequently, municipal bond yields have not declined dramatically as have taxable US Treasury securities. Long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Index, declined only 15 basis points to end the six-month period ended January 31, 1998 at 5.33%. Nevertheless, tax-exempt bond yields have not reached these levels since the mid-1970s.

The increase in new municipal bond issuance over the past six months has also prevented the tax-exempt bond market from more closely mirroring the yield declines exhibited by its taxable counterpart. During the last six months, over $120 billion in new long-term municipal bonds were underwritten, an increase of over 30% compared to the same six-month period one year ago. As interest rates have continued to decline in recent months, new tax-exempt bond issuance has remained strong. Over $60 million in new long-term municipal securities were issued during the last three months, an increase of over 20% compared to the same three-month period ended January 31, 1997. During the past month, over $16 billion in new long-term municipal securities were underwritten, representing an increase of over 40% compared to the January 1997 level.

In our opinion, the recent correction in world equity markets has enhanced the near-term prospects for continued low, if not declining, interest rates in the United States. It is likely that the recent correction will result in slower US domestic growth in the coming months. This decline should be generated in part by reduced US export growth. Additionally, some decline in consumer spending can also be expected because of reduced consumer confidence. Perhaps more importantly, it is likely that, barring a dramatic and unexpected resurgence in domestic growth, the Federal Reserve Board will be unwilling to raise interest rates until the full impact of the equity market's corrections can be established.

All of these factors suggest that over the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. It is probable that municipal bond yields will remain under some relative pressure because of continued strong new-issue supply. However, the recent pace of municipal bond issuance is likely to be unsustainable. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates of 1998 total municipal bond issuance are presently in the $195 billion -- $220 billion range. These estimates suggest that recent supply pressures are likely to abate somewhat next year, or at least exert only minimal technical pressure during 1998. Additionally, municipal bond investors received approximately
$23 billion in January coupon payments, bond maturities and proceeds from early redemptions, which should serve to intensify investor demand in the near future. With tax-exempt bond yields at already attractive yield ratios relative to US Treasury bonds (approximately 90% at the end of December 1997), any further pressure on the municipal market may well represent an attractive investment opportunity.

Portfolio Strategy
During the six months ended January 31, 1998, we adopted a more constructive investment outlook. We began the period with a neutral view on interest rates, since we believed that the Federal Reserve Board would raise short-term interest rates in an effort to slow the US economy and keep inflation under control. The economy remained strong as fourth quarter 1997 gross domestic product growth registered above 4%. However, inflation actually declined as the quarter went on, keeping the Federal Reserve Board policy on hold. In addition, turmoil in Asian financial markets caused a flight to quality, increasing the demand for US dollar-denominated assets. Global financial market turmoil forced us to adopt a more aggressive investment strategy, based on our revised outlook for slower economic growth in the future.

The Fund remained fully invested, allowing us to enhance the tax-exempt dividends paid to shareholders. Our purchases were concentrated in interest ratesensitive bonds providing price appreciation potential with attractive tax-exempt yields. This strategy enabled the Fund to realize attractive total returns during the six months ended January 31, 1998.

Looking ahead, we anticipate that we will maintain a constructive investment strategy. We believe the US economy will moderate with inflation and interest rates declining, based on the Asian financial market turmoil.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Florida Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/ROBERT A. DIMELLA
Robert A. DiMella
Vice President and Portfolio Manager

March 3, 1998



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.





Recent Performance Results

                                                                                                 12 Month      3 Month
                                                   1/31/98        10/31/97        1/31/97        % Change     % Change

Class A Shares*                                    $10.48          $10.31         $10.05          +4.28%        +1.65%
Class B Shares*                                     10.48           10.31          10.05          +4.28         +1.65
Class C Shares*                                     10.46           10.29          10.04          +4.18         +1.65
Class D Shares*                                     10.46           10.29          10.04          +4.18         +1.65
Class A Shares -- Total Return*                                                                   +9.82(1)      +2.93(2)
Class B Shares -- Total Return*                                                                   +9.27(3)      +2.80(4)
Class C Shares -- Total Return*                                                                   +9.07(5)      +2.78(6)
Class D Shares -- Total Return*                                                                   +9.62(7)      +2.91(8)
Class A Shares -- Standardized 30-day Yield          4.15%
Class B Shares -- Standardized 30-day Yield          3.82%
Class C Shares -- Standardized 30-day Yield          3.72%
Class D Shares -- Standardized 30-day Yield          4.06%

 *  Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.531 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.131 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.479 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.118 per share ordinary income dividends.
(5) Percent change includes reinvestment of $0.468 per share ordinary income dividends.
(6) Percent change includes reinvestment of $0.115 per share ordinary income dividends.
(7) Percent change includes reinvestment of $0.520 per share ordinary income dividends.
(8) Percent change includes reinvestment of $0.129 per share ordinary income dividends.






Performance Summary -- Class A Shares

                                 Net Asset Value               Capital Gains
Period Covered             Beginning         Ending             Distributed          Dividends Paid*          % Change**

5/31/91 -- 12/31/91        $10.00            $10.29                 --                   $0.408                + 7.14%
1992                        10.29             10.37                 --                    0.734                + 8.20
1993                        10.37             10.67              $0.157                   0.831                +12.69
1994                        10.67              9.31                 --                    0.538                - 7.81
1995                         9.31             10.28                 --                    0.533                +16.50
1996                        10.28             10.11                 --                    0.531                + 3.69
1997                        10.11             10.43                 --                    0.533                + 8.70
1/1/98 -- 1/31/98           10.43             10.48                 --                    0.036                + 0.91
                                                           Total $0.157            Total $4.144
                                                                       Cumulative total return as of 1/31/98:  +59.58%**

 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.






Performance Summary -- Class B Shares

                                 Net Asset Value               Capital Gains
Period Covered             Beginning         Ending             Distributed          Dividends Paid*          % Change**

5/31/91 -- 12/31/91        $10.00            $10.29                 --                   $0.378                + 6.82%
1992                        10.29             10.37                 --                    0.682                + 7.66
1993                        10.37             10.67              $0.157                   0.777                +12.12
1994                        10.67              9.31                 --                    0.488                - 8.27
1995                         9.31             10.28                 --                    0.483                +15.92
1996                        10.28             10.11                 --                    0.480                + 3.17
1997                        10.11             10.43                 --                    0.481                + 8.15
1/1/98 -- 1/31/98           10.43             10.48                 --                    0.033                + 0.87
                                                           Total $0.157            Total $3.802
                                                                       Cumulative total return as of 1/31/98:  +54.30%**

 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance Summary -- Class C Shares

                                 Net Asset Value               Capital Gains
Period Covered             Beginning         Ending             Distributed          Dividends Paid*          % Change**

10/21/94 -- 12/31/94       $9.48             $9.30                  --                   $0.091                - 0.92%
1995                        9.30             10.27                  --                    0.472                +15.80
1996                       10.27             10.09                  --                    0.469                + 2.96
1997                       10.09             10.41                  --                    0.470                + 8.05
1/1/98 -- 1/31/98          10.41             10.46                  --                    0.032                + 0.86
                                                                                   Total $1.534
                                                                       Cumulative total return as of 1/31/98:  +28.75%**

 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance Summary -- Class D Shares

                                 Net Asset Value               Capital Gains
Period Covered             Beginning         Ending             Distributed          Dividends Paid*          % Change**

10/21/94 -- 12/31/94       $9.48             $9.29                  --                   $0.101                - 0.92%
1995                        9.29             10.27                  --                    0.522                +16.52
1996                       10.27             10.10                  --                    0.520                + 3.58
1997                       10.10             10.41                  --                    0.522                + 8.49
1/1/98 -- 1/31/98          10.41             10.46                  --                    0.036                + 0.90
                                                                                   Total $1.701
                                                                       Cumulative total return as of 1/31/98:  +30.91%**

 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.




Average Annual Total Return

                                % Return Without        % Return With
                                  Sales Charge          Sales Charge**
Class A Shares*
Year Ended 12/31/97                  +8.70%                 +4.35%
Five Years Ended 12/31/97            +6.41                  +5.54
Inception (5/31/91)
through 12/31/97                     +7.21                  +6.54

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.


                                    % Return              % Return
                                  Without CDSC           With CDSC**
Class B Shares*
Year Ended 12/31/97                  +8.15%                 +4.15%
Five Years Ended 12/31/97            +5.87                  +5.87
Inception (5/31/91)
through 12/31/97                     +6.67                  +6.67

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.


                                    % Return              % Return
                                  Without CDSC           With CDSC**
Class C Shares*
Year Ended 12/31/97                  +8.05%                 +7.05%
Inception (10/21/94)
through 12/31/97                     +7.94                  +7.94

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.



                                % Return Without        % Return With
                                  Sales Charge          Sales Charge**
Class D Shares*
Year Ended 12/31/97                  +8.49%                 +4.15%
Inception (10/21/94)
through 12/31/97                     +8.49                  +7.12

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.





Merrill Lynch Florida Municipal Bond Fund                                                                     January 31, 1998

SCHEDULE OF INVESTMENTS                                                                                          (in Thousands)

S&P               Moody's           Face                                                                               Value
Ratings           Ratings          Amount                      Issue                                                 (Note 1a)


Florida -- 84.3%
AAA               Aaa            $1,095       Altamonte Springs, Florida, Health Facilities Authority, Hospital
                                              Revenue Bonds (Adventist Health Systems -- Sunbelt), 7% due
                                              10/01/2014 (e)                                                          $1,360
NR*               Aaa             4,140       Brevard County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT,
                                              6.70% due 9/01/2027 (f)                                                  4,424
                                              Brevard County, Florida, Health Facilities Authority Revenue Bonds
                                              (Wuesthoff Memorial Hospital), Series B (c):
AAA               Aaa             8,000       7.20% due 4/01/2002 (j)                                                  9,086
AAA               Aaa             1,375       Refunding, 6.90% due 4/01/2002 (e)                                       1,521
NR*               VMIG1+            100       Broward County, Florida, HFA, M/F Housing Revenue Bonds (Landings
                                              Inverrary Apartments), VRDN, 3.55% due 6/01/2008 (a)                       100
                                              Broward County, Florida, HFA, M/F Housing Revenue Refunding Bonds
                                              (Lakeside Apartments Project) (i):
AAA               NR*             1,100       6.90% due 8/01/2015                                                      1,197
AAA               NR*             1,100       7% due 2/01/2025                                                         1,196
AAA               Aaa             4,000       Celebration Community Development District, Florida (Special
                                              Assessment), 6% due 5/01/2010 (c)                                        4,363
AAA               Aaa             7,650       Charlotte County, Florida, Health Care Facilities Revenue Bonds
                                              (Bon Secours Health System), RIB, 8.076% due 8/26/2027 (g)(h)            8,836
A+                A1             11,215       Citrus County, Florida, PCR, Refunding (Florida Power Corporation
                                              -- Crystal River), Series A, 6.625% due 1/01/2027                       12,229
AAA               Aaa            10,000       Collier County, Florida, School Board, COP, 5% due 2/15/2016 (g)        10,021
AAA               Aaa             5,500       Dade County, Florida, Aviation Revenue Bonds (Miami International
                                              Airport), Series C, 5.125% due 10/01/2027 (g)                            5,470
                                              Dade County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT:
NR*               Aaa               170       Series B, 7.25% due 9/01/2023 (d)                                          180
NR*               Aaa             3,435       Series C, 7.75% due 9/01/2022 (f)                                        3,624
AAA               Aaa             5,000       Dade County, Florida, Seaport, GO, UT, 6.50% due 10/01/2001 (b)(j)       5,473
AAA               Aaa            12,000       Escambia County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds
                                              (Multi-County Program), AMT, 7% due 4/01/2028 (d)                       13,216
                                              Escambia County, Florida, PCR (Champion International Corporation
                                              Project):
BBB               Baa1           11,620       AMT, 6.90% due 8/01/2022                                                13,050
BBB               Baa1            2,500       Refunding, 6.95% due 11/01/2007                                          2,760
NR*               Aaa             1,570       Florida HFA, Home Ownership Revenue Bonds, AMT, Series G-1, 7.90% due
                                              3/01/2022 (f)                                                            1,668
AAA               Aaa            10,420       Florida HFA (Maitland Club Apartments), AMT, Series B-1, 7% due
                                              2/01/2035 (b)                                                           11,365
AA+               Aa2             3,000       Florida State Board of Education, Capital Outlay, Public Education,
                                              Refunding, Series A, 7.25% due 6/01/2023                                 3,251
                                              Florida State Mid-Bay Bridge Authority, Revenue Bonds, Series A (b):
NR*               Aaa             5,000       5.50%** due 10/01/2025                                                   1,180
NR*               Aaa             2,885       5.50%** due 10/01/2026                                                     645
A                 A3             10,505       Hillsborough County, Florida, Capital Improvement Revenue Bonds
                                              (County Center Project), Second Series, 6.75% due 7/01/2002 (j)         11,804
AA                Aa3             2,250       Hillsborough County, Florida, IDA, PCR, Refunding (Tampa Electric
                                              Company Project), Series 91, 7.875% due 8/01/2021                        2,565
AAA               Aaa             2,750       Hillsborough County, Florida, Utility Revenue Refunding Bonds,
                                              Series B, 6.50% due 8/01/2016 (c)                                        2,995
NR*               Aaa             5,000       Indian Trace Community, Development District, Florida, Water
                                              Management (Special Benefit Assessment), 5% due 5/01/2027 (c)            4,917
AAA               Aaa             4,000       Lakeland, Florida, Electric and Water Revenue Bonds, 4.47%** due
                                              10/01/2009 (b)                                                           2,382
                                              Leesburg, Florida, Hospital Revenue Refunding Bonds
                                              (Leesburg Regional Medical Center Project):
A-                A3              6,110       Series A, 6.125% due 7/01/2018                                           6,503
A-                A3              1,515       Series B, 5.625% due 7/01/2013                                           1,571
AAA               Aaa             6,650       Miami Beach, Florida, Parking Revenue Bonds, 5% due 9/01/2015 (g)        6,677
AAA               Aaa            24,385       Miami -- Dade County, Florida, Special Obligation Revenue Refunding
                                              Bonds, Series A, 5.59%** due 10/01/2023 (c)                              6,206
AAA               Aaa             2,080       Pasco County, Florida, Health Facilities Authority, Revenue Refunding
                                              Bonds (Gross Adventist Health System -- Sunbelt), 7% due 10/01/2014 (e)  2,563
                                              Pinellas County, Florida, HFA, S/F Mortgage Revenue Bonds
                                              (Multi-County Program), AMT, Series C (d):
NR*               Aaa             1,750       5.70% due 9/01/2018                                                      1,783
NR*               Aaa             2,000       5.80% due 3/01/2029                                                      2,054
A1+               VMIG1+          1,200       Saint Lucie County, Florida, PCR, Refunding (Florida Power & Light
                                              Company Project), VRDN, 3.65% due 1/01/2026 (a)                          1,200
AAA               Aaa             3,250       Saint Petersburg, Florida, Health Facilities Authority Revenue Bonds
                                              (Allegheny Health System), Series A, 7% due 12/01/2001 (c)(j)            3,648
AAA               Aaa             2,800       South Broward, Florida, Hospital District, Hospital Revenue Bonds,
                                              RIB, Series C, 9.237% due 5/01/2001 (b)(h)(j)                            3,346
AAA               Aaa             1,475       Tampa, Florida, Allegheny Health System Revenue Bonds (Saint Joseph),
                                              6.75% due 12/01/2001 (c)(j)                                              1,644
AAA               Aaa            10,000       Tampa--Hillsborough County, Florida, Expressway Authority, Revenue
                                              Refunding Bonds, 5% due 7/01/2027 (b)                                    9,833
AAA               Aaa             5,000       Village Center Community Development District, Florida, Recreational
                                              Revenue Refunding Bonds, Series A, 5% due 11/01/2021 (c)                 4,918

Puerto Rico -- 12.9%
                                              Puerto Rico Commonwealth, Highway and Transportation Authority,
                                              Highway Revenue Bonds, RITES, Series X (h):
A1+               Baa1           $7,600       6.291% due 7/01/2004                                                    $8,379
A1+               Baa1           10,000       6.391% due 7/01/2005                                                    11,112
AAA               Aaa            10,000       Puerto Rico Commonwealth, Infrastructure Financing Authority, Special
                                              Tax Revenue Bonds, Series A, 5% due 7/01/2021 (b)                        9,918
                                                                                                                  ----------

Total Investments (Cost -- $205,102 ) -- 97.2%                                                                       222,233

Other Assets Less Liabilities -- 2.8%                                                                                  6,442
                                                                                                                  ----------
Net Assets -- 100.0%                                                                                                $228,675
                                                                                                                  ==========

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1998.
(b) AMBAC Insured.
(c) MBIA Insured.
(d) FNMA/GNMA Collateralized.
(e) Escrowed to Maturity.
(f) GNMA Collateralized.
(g) FSA Insured.
(h) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1998.
(i) FNMA Collateralized.
(j) Prerefunded.
 *  Not Rated.
** Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
 +  Highest short-term rating by Moody's Investors Service, Inc.

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Florida
Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
GO     General Obligation Bonds
HFA    Housing Finance Agency
IDA    Industrial Development Authority
M/F    Multi-Family
PCR    Pollution Control Revenue Bonds
RIB    Residual Interest Bonds
RITES  Residual Interest Tax-Exempt Securities
S/F    Single-Family
UT     Unlimited Tax
VRDN   Variable Rate Demand Notes

See Notes to Financial Statements.






FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 1998

Assets:               Investments, at value (identified cost -- $205,101,538) (Note 1a)                         $222,232,532
                      Cash                                                                                            32,792
                      Receivables:
                      Securities sold                                                          $11,107,567
                      Interest                                                                   3,479,495
                      Beneficial interest sold                                                   2,776,169        17,363,231
                                                                                             -------------
                      Prepaid registration fees and other assets (Note 1e)                                             4,273
                                                                                                               -------------
                      Total assets                                                                               239,632,828
                                                                                                               -------------

Liabilities:          Payables:
                      Securities purchased                                                      10,275,645
                      Beneficial interest redeemed                                                 236,855
                      Dividends to shareholders (Note 1f)                                          171,011
                      Investment adviser (Note 2)                                                  106,521
                      Distributor (Note 2)                                                          70,441        10,860,473
                                                                                             -------------
                      Accrued expenses and other liabilities                                                          97,776
                                                                                                               -------------
                      Total liabilities                                                                           10,958,249
                                                                                                               -------------

Net Assets:           Net assets                                                                                $228,674,579
                                                                                                               =============

Net Assets            Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:           shares authorized                                                                             $435,119
                      Class B Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                            1,444,286
                      Class C Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                               72,192
                      Class D Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                              231,259
                      Paid-in capital in excess of par                                                           226,085,567
                      Accumulated realized capital losses on investments -- net (Note 5)                         (12,030,729)
                      Accumulated distributions in excess of realized capital gains --
                      net (Note 1f)                                                                               (4,694,109)
                      Unrealized appreciation on investments -- net                                               17,130,994
                                                                                                               -------------
                      Net assets                                                                                $228,674,579
                                                                                                               =============

Net Asset Value:      Class A -- Based on net assets of $45,594,642 and 4,351,193 shares
                      of beneficial interest outstanding                                                              $10.48
                                                                                                               =============
                      Class B -- Based on net assets of $151,335,799 and 14,442,857 shares
                      of beneficial interest outstanding                                                              $10.48
                                                                                                               =============
                      Class C -- Based on net assets of $7,551,846 and 721,921 shares
                      of beneficial interest outstanding                                                              $10.46
                                                                                                               =============
                      Class D -- Based on net assets of $24,192,292 and 2,312,587 shares
                      of beneficial interest outstanding                                                              $10.46
                                                                                                               =============

                      See Notes to Financial Statements.






Statement of Operations
                                                                                                    For the Six Months Ended
                                                                                                        January 31, 1998


Investment Income     Interest and amortization of premium and discount earned                                 $6,625,841
(Note 1d):

Expenses:             Investment advisory fees (Note 2)                                      $628,798
                      Account maintenance and distribution fees -- Class B (Note 2)           388,184
                      Accounting services (Note 2)                                             52,114
                      Transfer agent fees -- Class B (Note 2)                                  32,838
                      Professional fees                                                        28,121
                      Printing and shareholder reports                                         24,034
                      Account maintenance and distribution fees -- Class C (Note 2)            19,831
                      Account maintenance fees -- Class D (Note 2)                             10,125
                      Transfer agent fees -- Class A (Note 2)                                   8,060
                      Custodian fees                                                            6,752
                      Trustees' fees and expenses                                               6,113
                      Transfer agent fees -- Class D (Note 2)                                   3,516
                      Registration fees (Note 1e)                                               3,490
                      Pricing fees                                                              3,003
                      Transfer agent fees -- Class C (Note 2)                                   1,405
                      Other                                                                     2,485
                                                                                           ----------
                      Total expenses                                                                            1,218,869
                                                                                                               ----------
                      Investment income -- net                                                                  5,406,972
                                                                                                               ----------

Realized &            Realized gain on investments -- net                                                       1,959,896
Unrealized Gain on    Change in unrealized appreciation on investments -- net                                     380,450
Investments -- Net                                                                                             ----------
(Notes 1b, 1d & 3):   Net Increase in Net Assets Resulting from Operations                                     $7,747,318
                                                                                                               ==========

                      See Notes to Financial Statements.






Statements of Changes in Net Assets
                                                                                             For the Six          For the
                                                                                             Months Ended        Year Ended
Increase (Decrease) in Net Assets:                                                           Jan. 31, 1998      July 31, 1997

Operations:            Investment income -- net                                               $5,406,972         $12,272,696
                       Realized gain on investments -- net                                     1,959,896           4,923,619
                       Change in unrealized appreciation on investments -- net                   380,450           5,108,135
                                                                                           -------------       -------------
                       Net increase in net assets resulting from operations                    7,747,318          22,304,450
                                                                                           -------------       -------------

Dividends to           Investment income -- net:
Shareholders           Class A                                                                (1,186,504)         (2,498,485)
(Note 1f):             Class B                                                                (3,566,085)         (8,512,919)
                       Class C                                                                  (148,358)           (284,124)
                       Class D                                                                  (506,025)           (977,168)
                                                                                           -------------       -------------
                       Net decrease in net assets resulting from dividends to shareholders    (5,406,972)        (12,272,696)
                                                                                           -------------       -------------

Beneficial Interest    Net decrease in net assets derived from beneficial interest
Transactions           transactions                                                           (7,313,183)        (39,215,251)
(Note 4):                                                                                  -------------       -------------

Net Assets:            Total decrease in net assets                                           (4,972,837)        (29,183,497)
                       Beginning of period                                                   233,647,416         262,830,913
                                                                                           -------------       -------------
                       End of period                                                        $228,674,579        $233,647,416
                                                                                           =============       =============

                       See Notes to Financial Statements.






Financial Highlights

                                                                                               Class A
The following per share data and ratios have been derived         For the Six
from information provided in the financial statements.            Months Ended              For the Year Ended July 31,
                                                                  Jan. 31, 1998       1997       1996        1995        1994
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period            $10.37          $9.94       $9.86       $9.88      $10.78
Operating                                                         ---------      ---------   ---------   ---------   ---------
Performance:         Investment income -- net                           .27            .53         .53         .53         .55
                     Realized and unrealized gain (loss) on
                     investments -- net                                 .11            .43         .08        (.02)       (.48)
                                                                  ---------      ---------   ---------   ---------   ---------
                     Total from investment operations                   .38            .96         .61         .51         .07
                                                                  ---------      ---------   ---------   ---------   ---------
                     Less dividends and distributions:
                     Investment income -- net                          (.27)          (.53)       (.53)       (.53)       (.55)
                     In excess of realized gain on
                     investments -- net                                  --             --          --          --        (.42)
                                                                  ---------      ---------   ---------   ---------   ---------
                     Total dividends and distributions                 (.27)          (.53)       (.53)       (.53)       (.97)
                                                                  ---------      ---------   ---------   ---------   ---------
                     Net asset value, end of period                  $10.48         $10.37       $9.94       $9.86       $9.88
                                                                  =========      =========   =========   =========   =========

Total Investment     Based on net asset value per share                3.70%++++      9.99%       6.30%       5.47%        .39%
Return:**                                                         =========      =========   =========   =========   =========

Ratios to Average    Expenses                                           .69%*          .69%        .68%        .70%        .68%
Net Assets:                                                       =========      =========   =========   =========   =========
                     Investment income -- net                          5.10%*         5.31%       5.30%       5.54%       5.23%
                                                                  =========      =========   =========   =========   =========

Supplemental         Net assets, end of period (in thousands)       $45,595        $47,598     $46,765     $51,805     $69,409
Data:                                                             =========      =========   =========   =========   =========
                     Portfolio turnover                               49.43%         84.69%     162.83%     178.62%     205.94%
                                                                  =========      =========   =========   =========   =========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.






                                                                                               Class B
The following per share data and ratios have been derived         For the Six
from information provided in the financial statements.            Months Ended              For the Year Ended July 31,
                                                                  Jan. 31, 1998       1997       1996        1995        1994
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period            $10.37          $9.94       $9.86       $9.88      $10.78
Operating                                                         ---------      ---------   ---------   ---------   ---------
Performance:         Investment income -- net                           .24            .48         .48         .49         .49
                     Realized and unrealized gain (loss) on
                     investments -- net                                 .11            .43         .08        (.02)       (.48)
                                                                  ---------      ---------   ---------   ---------   ---------
                     Total from investment operations                   .35            .91         .56         .47         .01
                                                                  ---------      ---------   ---------   ---------   ---------
                     Less dividends and distributions:
                     Investment income -- net                          (.24)          (.48)       (.48)       (.49)       (.49)
                     In excess of realized gain on
                     investments -- net                                  --             --          --          --        (.42)
                                                                  ---------      ---------   ---------   ---------   ---------
                     Total dividends and distributions                 (.24)          (.48)       (.48)       (.49)       (.91)
                                                                  ---------      ---------   ---------   ---------   ---------
                     Net asset value, end of period                  $10.48         $10.37       $9.94       $9.86       $9.88
                                                                  =========      =========   =========   =========   =========

Total Investment     Based on net asset value per share                3.44%++++      9.43%       5.76%       4.93%       (.11%)
Return:**                                                         =========      =========   =========   =========   =========

Ratios to Average    Expenses                                          1.20%*         1.20%       1.18%       1.21%       1.18%
Net Assets:                                                       =========      =========   =========   =========   =========
                     Investment income -- net                          4.59%*         4.80%       4.79%       5.03%       4.73%
                                                                  =========      =========   =========   =========   =========

Supplemental         Net assets, end of period (in thousands)      $151,336       $160,562    $195,097    $205,362    $224,915
Data:                                                             =========      =========   =========   =========   =========
                     Portfolio turnover                               49.43%         84.69%     162.83%     178.62%     205.94%
                                                                  =========      =========   =========   =========   =========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.






                                                                                              Class C
                                                                           For                                 For the
                                                                         the Six                               Period
The following per share data and ratios have been derived                 Months           For the Year        Oct. 21,
from information provided in the financial statements.                    Ended               Ended            1994+ to
                                                                         Jan. 31,            July 31,          July 31,
                                                                           1998          1997        1996         1995
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period                  $10.35         $9.92       $9.85        $9.48
Operating                                                               ---------     ---------   ---------    ---------
Performance:         Investment income -- net                                 .23           .47         .47          .37
                     Realized and unrealized gain on investments -- net       .11           .43         .07          .37
                                                                        ---------     ---------   ---------    ---------
                     Total from investment operations                         .34           .90         .54          .74
                                                                        ---------     ---------   ---------    ---------
                     Less dividends from investment income -- net            (.23)         (.47)       (.47)        (.37)
                                                                        ---------     ---------   ---------    ---------
                     Net asset value, end of period                        $10.46        $10.35       $9.92        $9.85
                                                                        =========     =========   =========    =========

Total Investment     Based on net asset value per share                      3.39%++++     9.33%       5.54%        7.92%++++
Return:**                                                               =========     =========   =========    =========

Ratios to Average    Expenses                                                1.30%*        1.30%       1.28%        1.33%*
Net Assets:                                                             =========     =========   =========    =========
                     Investment income -- net                                4.49%*        4.70%       4.70%        4.84%*
                                                                        =========     =========   =========    =========

Supplemental         Net assets, end of period (in thousands)              $7,552        $5,976      $5,738       $1,954
Data:                                                                   =========     =========   =========    =========
                     Portfolio turnover                                     49.43%        84.69%     162.83%      178.62%
                                                                        =========     =========   =========    =========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Commencement of operations.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.






                                                                                              Class D
                                                                           For                                 For the
                                                                         the Six                               Period
The following per share data and ratios have been derived                 Months           For the Year        Oct. 21,
from information provided in the financial statements.                    Ended               Ended            1994+ to
                                                                         Jan. 31,            July 31,          July 31,
                                                                           1998          1997        1996         1995
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period                  $10.35         $9.92       $9.85        $9.48
Operating                                                               ---------     ---------   ---------    ---------
Performance:         Investment income -- net                                 .26           .52         .52          .40
                     Realized and unrealized gain on investments -- net       .11           .43         .07          .37
                                                                        ---------     ---------   ---------    ---------
                     Total from investment operations                         .37           .95         .59          .77
                                                                        ---------     ---------   ---------    ---------
                     Less dividends from investment income -- net            (.26)         (.52)       (.52)        (.40)
                                                                        ---------     ---------   ---------    ---------
                     Net asset value, end of period                        $10.46        $10.35       $9.92        $9.85
                                                                        =========     =========   =========    =========

Total Investment     Based on net asset value per share                      3.65%++++     9.89%       6.09%        8.34%++++
Return:**                                                               =========     =========   =========    =========

Ratios to Average    Expenses                                                 .80%*         .79%        .78%         .81%*
Net Assets:                                                             =========     =========   =========    =========
                     Investment income -- net                                5.00%*        5.21%       5.20%        5.39%*
                                                                        =========     =========   =========    =========

Supplemental         Net assets, end of period (in thousands)             $24,192       $19,511     $15,231       $9,179
Data:                                                                   =========     =========   =========    =========
                     Portfolio turnover                                     49.43%        84.69%     162.83%      178.62%
                                                                        =========     =========   =========    =========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Commencement of operations.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.




Merrill Lynch Florida Municipal Bond Fund            January 31, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Florida Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                              Account          Distribution
                          Maintenance Fee          Fee

Class B                        0.25%              0.25%
Class C                        0.25%              0.35%
Class D                        0.10%                --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1998, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                              MLFD                MLPF&S

Class A                       $300                $2,876
Class D                     $1,283               $10,988

For the six months ended January 31, 1998, MLPF&S received contingent deferred sales charges of $69,659 and $442 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $10,000 relating to transactions subject to front-end sales charge waivers in Class D Shares.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1998 were $108,678,999 and $112,976,399, respectively.

Net realized and unrealized gains (losses) as of January 31, 1998 were as follows:

                                Realized            Unrealized
                             Gains (Losses)            Gains

Long-term investments          $2,408,511           $17,130,994
Financial futures contracts      (448,615)                   --
                             ------------          ------------
Total                          $1,959,896           $17,130,994
                             ============          ============

As of January 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $17,130,994, of which $17,159,069 related to appreciated securities and $28,075 related to depreciated securities. The aggregate cost of investments at January 31, 1998 for Federal income tax purposes was $205,101,538.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $7,313,183 and $39,215,251 for the six months ended January 31, 1998 and for the year ended July 31, 1997, respectively. Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Six                             Dollar
Months Ended Jan. 31, 1998            Shares           Amount

Shares sold                           272,346       $2,814,844
Shares issued to shareholders
in reinvestment of dividends           52,657          544,085
                                 ------------     ------------
Total issued                          325,003        3,358,929
Shares redeemed                      (564,979)      (5,832,411)
                                 ------------     ------------
Net decrease                         (239,976)     $(2,473,482)
                                 ============     ============

Class A Shares for the                                 Dollar
Year Ended July 31, 1997              Shares           Amount

Shares sold                         1,198,024      $12,044,059
Shares issued to shareholders
in reinvestment of dividends          102,957        1,034,308
                                 ------------     ------------
Total issued                        1,300,981       13,078,367
Shares redeemed                    (1,415,548)     (14,209,728)
                                 ------------     ------------
Net decrease                         (114,567)     $(1,131,361)
                                 ============     ============

Class B Shares for the Six                             Dollar
Months Ended Jan. 31, 1998            Shares           Amount

Shares sold                           877,844       $9,083,247
Shares issued to shareholders
in reinvestment of dividends          125,717        1,298,817
                                 ------------     ------------
Total issued                        1,003,561       10,382,064
Automatic conversion
of shares                              (8,478)         (87,217)
Shares redeemed                    (2,040,418)     (21,068,574)
                                 ------------     ------------
Net decrease                       (1,045,335)    $(10,773,727)
                                 ============     ============

Class B Shares for the                                 Dollar
Year Ended July 31, 1997              Shares           Amount

Shares sold                         1,862,462      $18,706,803
Shares issued to shareholders
in reinvestment of dividends          314,901        3,162,398
                                 ------------     ------------
Total issued                        2,177,363       21,869,201
Automatic conversion
of shares                             (88,402)        (887,789)
Shares redeemed                    (6,233,558)     (62,569,290)
                                 ------------     ------------
Net decrease                       (4,144,597)    $(41,587,878)
                                 ============     ============

Class C Shares for the Six                             Dollar
Months Ended Jan. 31, 1998            Shares           Amount

Shares sold                           183,203       $1,891,009
Shares issued to shareholders
in reinvestment of dividends            8,538           88,048
                                 ------------     ------------
Total issued                          191,741        1,979,057
Shares redeemed                       (47,226)        (490,185)
                                 ------------     ------------
Net increase                          144,515       $1,488,872
                                 ============     ============

Class C Shares for the                                 Dollar
Year Ended July 31, 1997              Shares           Amount

Shares sold                           325,779       $3,269,654
Shares issued to shareholders
in reinvestment of dividends           17,881          179,309
                                 ------------     ------------
Total issued                          343,660        3,448,963
Shares redeemed                      (344,557)      (3,461,143)
                                 ------------     ------------
Net decrease                             (897)        $(12,180)
                                 ============     ============

Class D Shares for the Six                             Dollar
Months Ended Jan. 31, 1998            Shares           Amount

Shares sold                           555,612       $5,771,066
Automatic conversion
of shares                               8,494           87,217
Shares issued to shareholders
in reinvestment of dividends           21,205          218,512
                                 ------------     ------------
Total issued                          585,311        6,076,795
Shares redeemed                      (157,856)      (1,631,641)
                                 ------------     ------------
Net increase                          427,455       $4,445,154
                                 ============     ============

Class D Shares for the                                 Dollar
Year Ended July 31, 1997              Shares           Amount

Shares sold                           873,825       $8,795,859
Automatic conversion
of shares                              88,522          887,789
Shares issued to shareholders
in reinvestment of dividends           36,575          366,988
                                 ------------     ------------
Total issued                          998,922       10,050,636
Shares redeemed                      (648,762)      (6,534,468)
                                 ------------     ------------
Net increase                          350,160       $3,516,168
                                 ============     ============

5. Capital Loss Carryforward:
At July 31, 1997, the Fund had a capital loss carry-forward of approximately $16,579,000, of which $14,303,000 expires in 2003 and $2,276,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Robert E. Putney, III, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863